UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 28, 2005

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On January 28, 2005, Align Technology, Inc. (the “Company”) and Comerica Bank entered into Amendment No. 4 (the “Amendment”) to the Loan and Security Agreement dated as of December 20, 2002, as amended by Amendment No. 1, dated as of August 4, 2003, and Amendment No. 2, dated as of September 29, 2003 and Amendment No. 3 dated as of December 17, 2003. The Amendment amends Section 6.7(c) for the purpose of changing the minimum EBITDA amount for the fiscal quarter ended December 31, 2004 from $5,000,000 to $3,000,000.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to Loan and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005	ALIGN TECHNOLOGY, INC.

	By:	/s/ Eldon M. Bullington
Eldon M. Bullington
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 4 to Loan and Security Agreement